UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30, 2005
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2005, relating to the Morgan Stanley ABS Capital
   I Inc. Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2)
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-113543-28                 13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
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      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2. On March 30, 2005, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Option One Mortgage Corporation, in its capacity as servicer, Aames Capital Corporation, as responsible party, Decision One Mortgage Company LLC, as responsible party, Option One Mortgage Corporation, in its capacity as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2005-HE2 Mortgage Pass-Through Certificates, Series 2005-HE2 (the "Certificates"), issued in nineteen classes. The Class A-1ss, Class A-1mz, Class A-2ss, Class A-2mz, Class A-3a, Class A-3b, Class A-3mz, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of March 30, 2005 of $1,542,072,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Countrywide Securities Corporation ("Countrywide") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Countrywide, the "Underwriters"), pursuant to an Underwriting Agreement dated as of March 24, 2005 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2005, by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as servicer, HomEq Servicing Corporation, as servicer, Option One Mortgage Corporation, in its capacity as servicer, Aames Capital Corporation, as responsible party, Decision One Mortgage Company LLC, as responsible party, Option One Mortgage Corporation, in its capacity as responsible party, NC Capital Corporation, as responsible party, Accredited Home Lenders, Inc., as responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 14, 2005                     MORGAN STANLEY ABS CAPITAL I INC.




                                          By: /s/ Valerie H. Kay
                                             -----------------------------------
                                             Name: Valerie H. Kay
                                             Title: Managing Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------

4                     Pooling and Servicing Agreement, dated            (E)
                      as of March 1, 2005, by and among the
                      Company, as depositor, Countrywide Home
                      Loans Servicing LP, as servicer, HomEq
                      Servicing Corporation, as servicer,
                      Option One Mortgage Corporation, in its
                      capacity as servicer, Aames Capital
                      Corporation, as responsible party,
                      Decision One Mortgage Company LLC, as
                      responsible party, Option One Mortgage
                      Corporation, in its capacity as
                      responsible party, NC Capital
                      Corporation, as responsible party,
                      Accredited Home Lenders, Inc., as
                      responsible party, Wells Fargo Bank,
                      National Association, as custodian, and
                      Deutsche Bank National Trust Company,
                      as trustee.